SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         LEGG MASON GLOBAL TRUST, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

[LOGO]                   LEGG MASON GLOBAL TRUST, INC.
                            GLOBAL GOVERNMENT TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                APRIL 30, 1997

To The Shareholders:

     A special meeting of the shareholders ("Meeting") of the Legg Mason Global Government Trust ("Fund"), a series of Legg Mason Global Trust, Inc., will be held on Wednesday, April 30, 1997 at 1:00 p.m., eastern time, at the offices of Legg Mason, Inc., 111 South Calvert Street, 20th Floor, Baltimore, Maryland 21202 for the following purposes:

     (1) To approve a Subadvisory Agreement between Western Asset Management Company and Western Asset Global Management, Ltd. with respect to the Fund, and to amend the current Investment Advisory Agreement expressly to permit sub-advisory arrangements;

     (2) To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending December 31, 1997; and

     (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

     You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Fund at the close of business on March 19, 1997. Whether or not you intend to attend the Meeting in person, you may vote in any one of the following three ways:

     1. Vote, sign, and return the enclosed proxy card in the enclosed postage-paid envelope; or

     2. Vote by telephone by calling Shareholder Communications Corporation
        ("SCC") toll-free at 1-800-733-8481, Ext. [   ] from 9:00 a.m. to 8:00
        p.m. (eastern time) (a confirmation of your telephone vote will be mailed to you); or

     3. Vote, sign, date and fax the enclosed proxy card to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).

                                        By order of the Board of Directors,

                                        /s/ Kathi D. Bair
                                            ______________________
                                            Kathi D. Bair
                                            SECRETARY
March    , 1997


                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN
     Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                         LEGG MASON GLOBAL TRUST, INC.
                            GLOBAL GOVERNMENT TRUST
                            111 SOUTH CALVERT STREET
                           BALTIMORE, MARYLAND 21202

                                PROXY STATEMENT
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 1997

     This proxy statement is being furnished to shareholders of the Legg Mason Global Government Trust ("Fund"), a series of Legg Mason Global Trust, Inc. ("Corporation"), in connection with the solicitation of proxies made by, and on behalf of, the Corporation's board of directors ("Directors" or "Board") to be used at the special meeting of shareholders of the Fund and at any adjournments thereof ("Meeting").

     One-third of the shares of the Fund ("Shares") outstanding on March 19, 1997 ("Record Date"), represented in person or by proxy, must be present for the transaction of business at the Meeting. In the absence of such a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote in favor of such an adjournment those proxies which they are entitled to vote FOR any such proposal and will vote against such adjournment those proxies required to be voted AGAINST any such proposal. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed. If you give no voting instructions, your Shares will be voted in favor of the proposals described in this proxy statement. Your proxy card may be revoked by giving another proxy; by letter received by the Secretary of the Fund prior to the Meeting; by calling Shareholder Communications
Corporation toll-free at 1-800-733-8481, Ext. [   ]; or by appearing and voting
at the Meeting.

     As of the Record Date, the Fund had [       ] Shares outstanding.
Management does not know of any person who owns of record or beneficially 5% or more of the Fund's outstanding Shares. All costs associated with the Meeting, including the cost of third-party soliciting and tallying services, will be borne by Legg Mason Fund Adviser, Inc., the Fund's investment manager ("Manager") and Western Asset Management Company, adviser to the Fund ("Western Asset"). Proxies will be solicited by mail and may be solicited in person, by telephone, telegraph or other electronic means by personnel or agents of Legg Mason Wood Walker, Incorporated ("Legg Mason"), the Fund's distributor, and its affiliates.

     Each full Share of the Fund is entitled to one vote, and each fractional Share is entitled to a proportionate share of one vote. This proxy statement along with the Notice of Meeting and proxy card will first be mailed to shareholders on or about March 28, 1997. As of March [ ], 1997, all officers and directors of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund. The Fund's annual report, containing financial statements for the year ended December 31, 1996, was recently sent to Shareholders. A copy may be obtained, without charge, by calling toll-free 1-800-822-5544.

           PROPOSAL 1. APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT

     The Directors and the Manager propose that Western Asset Global Management, Ltd. ("Western Asset Global") be added as a subadviser to the Fund.

     The proposed retention of Western Asset Global is based on the desire to expand the resources available to the Fund in the area of global bond management. Western Asset would also remain as subadviser to the Fund and Keith
J. Gardner, who has managed the Fund since its inception, would remain as the Fund's portfolio manager. Mr. Gardner would be responsible for coordinating and managing the global investment strategies of Western Asset and Western Asset Global.

     The Directors and the Manager believe the addition of Western Asset Global would strengthen materially the advisory services available to the Fund. Western Asset Global is a specialist in the management of global fixed-income securities with substantial research, portfolio management and quantitative tools dedicated to that effort. Western Asset and Western Asset Global are working to integrate their global bond management capabilities in an effort to capture the experience and strength of both firms.

     In determining to approve the proposed subadvisory agreement ("Proposed Subadvisory Agreement") and recommend it to shareholders, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund, the Manager, Western Asset or Western Asset Global as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), considered the potential of the proposed new arrangement to strengthen the advisory services available to the Fund. The Board considered the depth of Western Asset's experience in domestic fixed-income management and Western Asset Global's experience in international and global fixed-income management. The Board also considered that the addition of Western Asset Global would provide more resources at no additional cost to the Fund, as the subadvisory fee paid to Western Asset Global will come from a portion of the fees currently paid to Western Asset. The Board also considered that Western Asset and Western Asset Global are currently working together to provide joint global bond portfolio management to other clients. The Board also considered the nature and quality of services provided by Western Asset Global to its other clients; its personnel, operational history and capabilities, and financial condition; the proposed fee schedule; and other factors which could affect positively or negatively the provision of portfolio management services.

DESCRIPTION OF THE PROPOSED SUBADVISORY AGREEMENT

     Under the Proposed Subadvisory Agreement, Western Asset Global will provide research, analytical and trading support for the Fund's investment program, and will select investments in certain parts of the world, subject to the supervision of Western Asset and the Manager and the overall direction of the Board.

     As does the investment advisory agreement between the Fund and the Manager ("Management Agreement"), the Proposed Subadvisory Agreement would provide that Western Asset Global will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Proposed Subadvisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Proposed Subadvisory Agreement.

     If approved by shareholders, the Proposed Subadvisory Agreement would be executed promptly by Western Asset and Western Asset Global, and become effective May 1, 1997. Unless sooner terminated, the Proposed Subadvisory Agreement, like the Management Agreement, would remain in effect for two years following its effective date. Thereafter, it would continue for successive annual periods, provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the Independent Directors and (2) by a vote of a majority of all Directors or by a vote of a majority of the Fund's outstanding voting securities. In accordance with the 1940 Act, the term "vote of a majority of the Fund's outstanding voting securities" means the lesser of (1) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting, or (2) 67% or more of the Shares present or represented by proxy at the Meeting.

     The Proposed Subadvisory Agreement will terminate automatically upon assignment. It will also be terminable at any time without penalty by vote of the Fund's Board of Directors, by a vote of a majority of the Fund's outstanding voting securities, or by Western Asset, on not less than 60 days' notice to the other party to the Proposed Subadvisory Agreement and may be terminated immediately upon the mutual written consent of both parties to the Subadvisory Agreement. The Proposed Subadvisory Agreement will also terminate automatically upon termination of the Management Agreement between the Manager and the Fund or termination of the Investment Advisory Agreement between the Manager and Western Asset.

     Fees: Approval of the Proposed Subadvisory Agreement will not change the rate paid by the Fund for investment management services. The Manager currently receives an annual fee of 0.75% of the Fund's average daily net assets under the Management Agreement. The Fund's fee is equal to the median fee paid by other global income funds, according to a recent analysis by an independent service.

     The Manager currently pays Western Asset a fee, under its Investment Advisory Agreement, at an annual rate equal to 0.40% of the Fund's average daily net assets. As compensation for Western Asset Global's services and for expenses born by Western Asset Global under the Proposed Subadvisory Agreement, Western Asset Global will be paid monthly by Western Asset (not the Fund) at an annual rate equal to 0.20% of the Fund's average daily net assets. A copy of the Proposed Subadvisory Agreement is attached as Exhibit A. In addition, beginning May 1, 1997, the Manager will pay Western Asset Global a fee at an annual rate of 0.10% of the Fund's average daily net assets for certain administrative services.

INFORMATION ABOUT WESTERN ASSET GLOBAL MANAGEMENT, LTD.

     Western Asset Global Management, Ltd., located at 144 Bishopsgate, London, England, was founded in 1984 by the American Express organization. In 1992, the firm became a wholly owned indirect subsidiary of Lehman Brothers Holdings, Inc. and in 1996 was acquired by Legg Mason Holdings Ltd., a corporation organized under the laws of the United Kingdom and, wholly owned by Legg Mason, Inc. The firm has provided management of global and international fixed-income portfolios since its inception and currently manages $2.2 billion for clients worldwide. It does not currently manage assets for any other investment company.

     Western Asset Global is a corporation organized under the laws of the United Kingdom. The firm is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is regulated by the Investment Management Regulatory Organization under the UK Financial Services Act of 1986.

     The directors and principal executive officers of Western Asset Global are as follows:

            NAME AND ADDRESS                 POSITION WITH WESTERN ASSET GLOBAL        PRINCIPAL OCCUPATION
            ----------------                 ----------------------------------        --------------------
W. Curtis Livingston, III                 Chairman                                    Investment Management
Western Asset Management Company
117 East Colorado Blvd. Suite 600
Pasadena, CA 91105

            NAME AND ADDRESS                 POSITION WITH WESTERN ASSET GLOBAL        PRINCIPAL OCCUPATION
            ----------------                 ----------------------------------        --------------------
James W. Hirschmann                       Managing Director                           Investment Management
Western Asset Global Management
144 Bishopsgate
London EC2M 3TY

Laura Panayotou                           Director, Administration                    Investment Management
Western Asset Global Management
144 Bishopsgate
London EC2M 3TY

Trevor K. Owers                           Manager, Global Investment Support          Investment Management
Western Asset Global Management
144 Bishopsgate
London EC2M 3TY

Michael B. Zelouf                         Director, International Investments         Investment Management
Western Asset Global Management
144 Bishopsgate
London EC2M 3TY

Edward A. Taber, III                      Non-Employee Director                       Senior Executive
Legg Mason, Inc.                                                                        Vice President and
111 S. Calvert Street                                                                   Director of Legg
Baltimore, MD 21202                                                                     Mason and Senior
                                                                                        Executive Vice
                                                                                        President of Legg
                                                                                        Mason, Inc.

Andrew J. Bowden                          Non-Employee Director                       Vice President,
Legg Mason, Inc.                                                                        Legg Mason, Inc.
111 S. Calvert Street
Baltimore, MD 21202

Edmund J. Cashman                         Non-Employee Director                       Senior Executive
Legg Mason Wood Walker, Inc.                                                            Vice President,
111 S. Calvert Street                                                                   Securities Brokerage
Baltimore, MD 21202

Thomas P. Mulroy                          Non-Employee Director                       Senior Vice President,
Legg Mason Wood Walker, Inc.                                                            Securities Brokerage
111 S. Calvert Street
Baltimore, MD 21202

Philip E. Sachs                           Non-Employee Director                       President,
Legg Mason                                                                              Investment Adviser
Capital Management, Inc.
111 S. Calvert Street
Baltimore, MD 21202

Timothy C. Scheve                         Non-Employee Director                       Treasurer & Senior
Legg Mason Wood Walker, Inc.                                                            V.P., Securities
111 S. Calvert Street                                                                   Brokerage
Baltimore, MD 21202

     Mr. Taber is also President and a director of Legg Mason Global Trust, Inc., and is a director of Western Asset.

     Proposal 1 also includes approval of a technical amendment to the current Investment Advisory Agreement between the Manager and Western Asset to provide expressly for the use of a subadviser. Thus, if Proposal 1 is approved, the current Investment Advisory Agreement would be amended to include the following new paragraph:

     "Western may enter into a contract ("Sub-advisory Agreement") with an investment adviser in which Western delegates to such investment adviser any or all of its duties specified in Paragraph 3 hereunder, provided that such Sub-advisory Agreement imposes on the investment adviser bound thereby all duties and conditions to which Western is subject hereunder with respect to the duties so delegated. Such Sub-advisory Agreement must meet all requirements of the 1940 Act and rules thereunder."

     The terms and conditions of the Investment Advisory Agreement between the Manager and Western Asset are otherwise substantially identical to those of the Proposed Sub-advisory Agreement attached to this Proxy Statement as Exhibit A.

VOTE REQUIRED

     Approval of Proposal 1 requires the affirmative vote of the holders of the LESSER of (1) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting or (2) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund Shares are present or represented by proxy at the Meeting. If Proposal 1 is not approved by shareholders, Western Asset will continue as the Fund's investment adviser. The Directors might then consider whether any other arrangements for the provision of subadvisory services are appropriate and in the best interest of the Fund's shareholders.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                             VOTE "FOR" PROPOSAL 1.

PROPOSAL 2. RATIFICATION OF SELECTION OF ACCOUNTANTS

     The financial statements for the Fund for the fiscal year ended December 31, 1996 were audited by Coopers & Lybrand L.L.P., independent accountants.

     The Board of Directors has selected Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1997, subject to termination by either the shareholders of the Fund or the Directors. Coopers & Lybrand L.L.P. has been the Fund's independent accountants since the Fund's inception. Coopers & Lybrand L.L.P. has informed the Fund that it has no material direct or indirect financial interest in the Fund. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence. The affirmative vote of at least a majority of the Shares of the Fund present, in person or by proxy, is required for ratification.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                             VOTE "FOR" PROPOSAL 2.

THE FUND'S MANAGER

     The Manager, a Maryland corporation, is located at 111 South Calvert Street, Baltimore, Maryland 21202. The Manager is a wholly owned subsidiary of Legg Mason, Inc., which also is the parent of Legg Mason Wood Walker, Incorporated ("Legg Mason"), the Fund's distributor, which is located at the same address. The Manager serves as the Fund's investment adviser and manager under a management agreement dated May 1, 1995. The Management Agreement was approved on April 21, 1995 by a vote of a majority of the outstanding voting securities of the Fund. Continuation of the agreement was most recently approved by the Board of Directors on November 15, 1996.

     The Management Agreement provides that, subject to overall direction by the Board of Directors, the Manager manages the investment and other affairs of the Fund. The Manager is responsible for managing the Fund consistent with the Fund's investment objectives and policies described in its Prospectus and Statement of Additional Information. The Manager also is obligated to (a) furnish the Fund with office space and executive and other personnel necessary for the operations of the Fund; (b) supervise all aspects of the Fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Corporation's officers and directors. The Manager and its affiliates pay all the compensation of directors and officers of the Corporation who are employees of the Manager.

     The Fund pays all its other expenses which are not expressly assumed by the Manager. These expenses include, among others, interest expense, taxes, brokerage fees, commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees paid to the Fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Fund for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

     As explained above, the Manager receives for its services a management fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of the Fund's average daily net assets. The Manager voluntarily agreed to waive its fees and reimburse the Fund if and to the extent its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceeded during any month an annual rate of the Fund's average daily net assets in accordance with the following schedule: 0.50% until January 31, 1994; 0.70% until February 28, 1994; 0.90% until March 31, 1994; 1.10% until April 30, 1994; 1.30% until May 31,
1994; 1.50% until June 30, 1994; 1.70% until July 31, 1994; and 1.90%
indefinitely. For the years ended December 31, 1996, 1995 and 1994, the Fund paid management fees of $1,150,265, $1,120,329 and $428,854, respectively. For the years ended December 31, 1996, 1995 and 1994, the Manager waived management fees of $0, $0 and $765,018, respectively.

     Under the Management Agreement, the Manager is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

     Unless sooner terminated, the Management Agreement will continue automatically for successive annual periods, provided that it is specifically approved at least annually (1) by a vote of a majority of the Independent Directors and (2) by a vote of a majority of all Directors or by a vote of a majority of the Fund's outstanding voting securities. The Management Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by the Manager, on not less than 60 days' notice to the other party to the agreement and may be terminated immediately upon the mutual written consent of both parties to the agreement.

     Under the Management Agreement, the Fund has the non-exclusive right to use the name "Legg Mason" until that agreement is terminated or until the right is withdrawn in writing by the Manager.

     Legg Mason is the distributor of the Fund's shares pursuant to an Underwriting Agreement with the Fund. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund Shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense) and for any supplementary sales literature and advertising costs.

     The Fund has adopted a Distribution Plan ("Plan") which, among other things, permits the Fund to pay Legg Mason fees for its services related to sales and distribution of Fund Shares and the provision of ongoing services to shareholders. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses.

     As compensation for its services and expenses, Legg Mason receives from the Fund an annual distribution fee equivalent to 0.50% of its average daily net assets and a service fee equivalent to 0.25% of its average daily net assets in accordance with the Plan. The distribution and service fees are calculated daily and payable monthly. Legg Mason voluntarily agreed to waive its fees and reimburse the Fund if and to the extent its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceeded during any month an annual rate of the Fund's average daily net assets in accordance with the following schedule: 0.50% until January 31, 1994; 0.70% until February 28, 1994; 0.90% until March 31, 1994; 1.10% until April 30, 1994; 1.30% until May 31,
1994; 1.50% until June 30, 1994; 1.70% until July 31, 1994; and 1.90%
indefinitely. For the years ended December 31, 1996, 1995 and 1994, the Fund paid distribution and service fees of $1,150,140, $1,120,329 and $1,193,872, respectively. For the same years, Legg Mason waived no distribution and service fees.

     Legg Mason receives a fee from Boston Financial Data Services, the Fund's transfer agent, for assisting it with its transfer agent and shareholder servicing functions. For the year ended December 31, 1996, Legg Mason received $31,000 for performing such services in connection with this Fund.

WESTERN ASSET MANAGEMENT COMPANY

     Western Asset, a California corporation, is located at 117 East Colorado Boulevard, Pasadena, CA 91105. Western Asset is an affiliate of Legg Mason and serves as investment adviser to the Fund under an investment advisory agreement dated May 1, 1995. The Investment Advisory Agreement was approved on April 21, 1995 by a vote of a majority of the outstanding voting securities of the Fund. Continuation of the agreement was most recently approved by the Board of Directors on November 15, 1996.

     Western Asset acts as the portfolio manager for the Fund and is responsible for the actual investment management of the Fund, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Western Asset's services to the Fund, the Manager (not the Fund) pays Western Asset a fee, computed daily and payable monthly, at an annual rate equal to 53 1/3% of the fee received by the Manager or 0.40% of the Fund's average daily net assets. For the years ended December 31, 1996 and 1995, the Manager paid Western Asset $613,475 and $407,240, respectively.

     Under the Investment Advisory Agreement, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by the Manager or by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

     The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Directors, by vote of a majority of the Fund's outstanding voting securities, by the Manager or by Western Asset, on not less than 60 days' notice to the Fund and/or the other party(ies). The Investment Advisory Agreement terminates immediately upon any termination of the Management Agreement or upon the mutual written consent of the Manager, Western Asset and the Fund.

     The table below sets forth certain information about other investment companies advised by Western Asset that have an investment objective similar to that of the Fund:

                                                                    NET ASSETS AS OF
                                                                      FEBRUARY 28,       ANNUAL RATE OF ADVISORY FEE
NAME OF FUND                                                              1997          AS A PERCENTAGE OF NET ASSETS
------------                                                        ----------------    -----------------------------
Legg Mason U.S. Government Intermediate-Term Portfolio                $296,735,470                 0.20%(1)
Legg Mason Investment Grade Income Portfolio                            94,944,565                 0.24 (1)
Legg Mason High Yield Portfolio                                        268,960,736                 0.50 (1)
Western Asset Core Portfolio                                           432,441,984                 0.40 (2)
Western Asset Intermediate Portfolio                                   194,369,003                 0.35 (2)
Western Asset Limited Duration Portfolio                                23,015,486                 0.30 (2)
Western Asset International Securities Portfolio                       271,666,534                0.475 (3)
Pacific American Income Shares, Inc.                                   146,311,028          0.70% up to $60mm;
                                                                                            0.40% in excess of
                                                                                            $60mm

(1) Western Asset serves as investment adviser for these funds and receives its fee from their respective managers.

(2) Western Asset has voluntarily agreed to waive its fees and/or reimburse each fund to the extent the fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of Core Portfolio's, 0.45% of Intermediate Portfolio's and 0.40% of Limited Duration Portfolio's average daily net assets.

(3) Western Asset has voluntarily agreed to waive its fees and/or reimburse the fund to the extent the fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.85% of the fund's average daily net assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Management Agreement and Investment Advisory Agreement between the Manager and Western Asset, Western Asset is responsible for the execution of portfolio transactions. Corporate and government debt securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, Western Asset must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions to brokers who provide research and analysis. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, Western Asset also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

     Consistent with the policy of most favorable price and execution, Western Asset may give consideration to research and statistical services furnished by brokers and dealers to Western Asset for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis, and may pay to these brokers a higher brokerage commission than may be charged by other brokers. Such research and analysis may be useful to Western Asset in connection with services to clients other than the Fund. Western Asset's fee is not reduced by reason of its receiving such brokerage and research services.

     Although the Fund does not expect to purchase securities on a commission basis, the Fund may use Legg Mason to effect agency transactions in listed securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, the Fund generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

     Except as permitted by SEC rules or orders, the Fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. The Fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit the Fund's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that: (i) the Fund together with all other registered investment companies advised by the Manager, Western Asset or Western Asset Global, may not purchase more than 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering; and (ii) the consideration to be paid by the Fund in purchasing the securities being offered may not exceed 3% of the total assets of the Fund. In addition, the Fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter of those securities.

     Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from retaining compensation for executing transactions on an exchange for its affiliates, such as the Fund, unless the affiliate expressly consents by written contract. The Management Agreement expressly provides such consent.

     Investment decisions for the Fund are made independently from those of other funds and accounts advised by the Manager, Western Asset or Western Asset Global. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

     During the fiscal year ended December 31, 1996, the Fund paid no brokerage commissions to Legg Mason or other affiliated brokers.

DIRECTORS AND OFFICERS

     The following table lists the principal executive officer and the directors of the Manager. The address of all such persons is the same as that of the Manager.

           NAME                 POSITION WITH MANAGER                      PRINCIPAL OCCUPATION
           ----                 ---------------------                      --------------------
EDWARD A. TABER, III         Chairman of the Board        Senior Executive Vice President and Director of Legg
                             (principal executive         Mason and Senior Executive Vice President of Legg
                             officer)                     Mason, Inc.

JOHN F. CURLEY, JR.          Vice Chairman of the Board   Vice Chairman, Legg Mason and Legg Mason, Inc.

THOMAS M. DALY, JR.          Director                     Senior Vice President, Legg Mason

CHARLES A. BACIGALUPO        Director                     Senior Vice President and Secretary, Legg Mason and
                                                          Legg Mason, Inc.

ERNEST C. KIEHNE             Director                     Consultant to Legg Mason

WILLIAM H. MILLER, III       Director                     President of the Manager

     John F. Curley, Jr. and Edward A. Taber, III, are also directors of the Fund. Marie K. Karpinski, Vice President and Treasurer of the Fund, is also the Vice President and Treasurer of the Manager. Edward A. Taber, III is also a non-employee director of Western Asset Global and director of Western Asset.

     Legg Mason, Inc., the sole shareholder of the Manager, and Raymond A. Mason, President and Chief Executive Officer of Legg Mason, Inc., may be deemed to be "parents" of the Manager, Western Asset and Western Asset Global. The address of all such persons is the same as that of the Manager.

     The following table lists the principal executive officer and the directors of Western Asset. The address of all such persons is the same as that of Western Asset, with the exception of Raymond A. Mason, Edward A. Taber, III and Elisabeth N. Spector, whose addresses are the same as that of the Manager.

           NAME                     POSITION WITH WESTERN ASSET                   PRINCIPAL OCCUPATION
           ----                     ---------------------------                   --------------------
W. CURTIS LIVINGSTON, III    President, Chief Executive Officer and     President and Chief Executive Officer of
                             Director (principal executive officer)     Western

RAYMOND A. MASON             Director                                   Chairman of the Board, President and
                                                                        Chief Executive Officer of Legg Mason,
                                                                        Inc.

EDWARD A. TABER, III         Director                                   Senior Executive Vice President of Legg
                                                                        Mason, Inc. and Legg Mason; Chairman of
                                                                        the Board of the Manager; Director of
                                                                        Western Asset Global

KENT S. ENGEL                Director                                   Chief Investment Officer of Western Asset

ELISABETH N. SPECTOR         Director                                   Senior Vice President of Legg Mason, Inc.


                             SHAREHOLDER PROPOSALS

     Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The Fund will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to the Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.

     Shareholders wishing to submit proposals for inclusion in the Fund's next proxy statement should submit them to the Fund at the address above. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws.

                                 OTHER BUSINESS

     Management knows of no other business to be presented to the Meeting other than the matters set forth in this statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                            By order of the Board of Directors,

                                            /s/ Kathi D. Bair
                                                ___________________
                                                Kathi D. Bair
                                                SECRETARY

March   , 1997

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                       EXHIBIT A

                        INVESTMENT SUBADVISORY AGREEMENT
                         LEGG MASON GLOBAL TRUST, INC.

     AGREEMENT made this      day of May, 1997 by and between Western Asset
Management Company ("Adviser"), a California corporation, and Western Asset Global Management, Ltd. ("Western Asset Global"), a corporation organized under the laws of the United Kingdom, each of which is registered as an investment adviser under the Investment Advisers Act of 1940.

     WHEREAS, the Adviser is investment adviser to Legg Mason Global Government Trust ("Fund"), a portfolio represented by a separate series of shares of Legg Mason Global Trust, Inc. (the "Corporation"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and

     WHEREAS, the Adviser wishes to retain Western Asset Global to provide it with certain investment subadvisory services in connection with the Adviser's provision of investment advisory services to the Fund; and

     WHEREAS, Western Asset Global is willing to furnish such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

     1. APPOINTMENT. The Adviser hereby appoints Western Asset Global Management, Ltd. as an investment subadviser for the Fund for the period and on the terms set forth in this Agreement. Western Asset Global accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. The Adviser has furnished Western Asset Global with copies properly certified or authenticated of each of the following:

          (a) The Corporation's Articles of Incorporation, as filed with the State Department of Assessments and Taxation of the State of Maryland on December 31, 1992 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles");

          (b) The Corporation's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

          (c) Resolutions of the Corporation's Board of Directors authorizing the appointment of Legg Mason Fund Adviser, Inc. ("Manager") as the manager, the Adviser as investment adviser and Western Asset Global Management, Ltd. as investment subadviser, respectively, and approving the Management Agreement between the Manager and the Fund dated May 1, 1995 (the "Management Agreement"), the Investment Advisory Agreement between the Manager and the Adviser, dated May 1, 1995 ("Advisory Agreement"), and this Agreement;

          (d) The Corporation's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act (File No. 33-56672) as filed with the Securities and Exchange Commission most recently, including all exhibits thereto, relating to shares of common stock of the Fund, par value $.001 per share (herein called "Shares") and all amendments thereto;

          (e) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus"); and

          (f) The Fund's most recent statement of additional information (such statement of additional information, as presently in effect and all amendments and supplements thereto are herein called the "Statement of Additional Information").

     The Adviser will furnish Western Asset Global from time to time with copies of all amendments of or supplements to the foregoing.

          3. INVESTMENT SUBADVISORY SERVICES. (a) Subject to the supervision of the Corporation's Board of Directors and the Adviser, Western Asset Global shall as requested by the Adviser regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities consistent with the Fund's investment objective, policies, and limitations as stated in the Fund's current Prospectus and Statement of Additional Information. Western Asset Global shall as requested by the Adviser determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Corporation's Articles of Incorporation and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission and other applicable federal and state law, as well as the investment objective, policies, and limitations of the Fund. Western Asset Global will as requested by the Adviser place orders pursuant to investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, Western Asset Global will attempt to obtain the best net price and the most favorable execution of its orders; however, Western Asset Global may, in its discretion, purchase and sell portfolio securities from and to brokers who provide the Fund with research, analysis, advice and similar services, and Western Asset Global may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers. In no instance will portfolio securities be purchased from or sold to Western Asset Global or any affiliated person thereof except in accordance with the rules, regulations or orders promulgated by the Securities and Exchange Commission pursuant to the 1940 Act. Western Asset Global shall also perform such other functions of management and supervision as may be requested by the Adviser or Manager and agreed to by Western Asset Global.

          (b) Western Asset Global will as requested by the Adviser or Manager oversee the maintenance of all books and records with respect to the securities transactions of the Fund in accordance with all applicable federal and state laws and regulations, and will furnish the Board of Directors of the Corporation with such periodic and special reports as the Board or the Adviser or Manager reasonably may request.

          (c) The Corporation hereby authorizes any entity or person associated with Western Asset Global which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Corporation which is permitted by Section 11(a) of the Securities Exchange Act of 1934, and the Corporation hereby consents to the retention by such person associated with Western Asset Global of compensation for such transactions, whether in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

          4. SERVICES NOT EXCLUSIVE. Western Asset Global's services hereunder are not deemed to be exclusive, and Western Asset Global shall be free to render similar services to others. It is understood that persons employed by Western Asset Global to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of Western Asset Global or any affiliate of Western Asset Global to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Western Asset Global hereby agrees that all books and records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund or its agents any of such records upon the Fund's request. Western Asset Global further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, any such records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. EXPENSES. During the term of this Agreement, Western Asset Global will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

          7. COMPENSATION. For the services which Western Asset Global will render to the Adviser and the Fund under this Agreement, the Adviser will pay Western Asset Global a fee, computed daily and paid monthly, at an annual rate equal to 0.20% of the Fund's average daily net assets. Fees due to Western Asset Global hereunder shall be paid promptly to Western Asset Global by Western Asset following its receipt of fees from the Fund. If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination and shall be based on the percentage of days of the month during which the contract was still in effect.

          8. LIMITATIONS OF LIABILITY. Western Asset Global will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

          9. DEFINITIONS. As used in this Agreement, the terms "securities" and "net assets" shall have the meanings ascribed to them in the Articles of Incorporation of the Corporation; and the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

          10. DURATION AND TERMINATION. This Agreement will become effective May 1, 1997, provided that it shall have been approved by the Corporation's Board of Directors and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided for herein, shall continue in effect until May 1, 1999. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the Corporation's Board of Directors or (ii) by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Corporation's Directors who are not interested persons (as defined in the 1940 Act) of the Corporation or of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, by vote of the Corporation's Board of Directors, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, by the Adviser or by Western Asset Global on not less than 60 days' notice to the Fund and/or the other party(ies) and will be terminated immediately upon any termination of the Management Agreement with respect to the Fund, the Investment Advisory Agreement between the Manager and the Adviser, or upon the mutual written consent of Western Asset Global, the Adviser, and the Fund. Termination of this Agreement with respect to the Fund shall in no way affect continued performance with regard to any other portfolio of the Corporation. This Agreement will automatically and immediately terminate in the event of its assignment.

          11. FURTHER ACTIONS. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

          12. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

          13. MISCELLANEOUS. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

          14. GOVERNING LAW. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of California. To the extent that the applicable laws of the State of California conflict with the applicable provisions of the 1940 Act, the latter shall control.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.


     [SEAL]                             WESTERN ASSET MANAGEMENT COMPANY
                                        ________________________________

     Attest:

     By:                                By:
         _____________________              _________________________________

     [SEAL]                             WESTERN ASSET GLOBAL MANAGEMENT, LTD.

     Attest:

     By:                                By:
         _____________________              _________________________________

                         LEGG MASON GLOBAL TRUST, INC.
                            GLOBAL GOVERNMENT TRUST

        PROXY FOR MEETING OF SHAREHOLDERS, WEDNESDAY, APRIL 30, 1997

The undersigned shareholder(s) of Legg Mason Global Government Trust ("Fund"), a series of the Legg Mason Global Trust, Inc. hereby appoints as proxies Marie K. Karpinski and Kathi D. Bair, and each of them (with power of substitution), to vote all shares of Legg Mason Global Government Trust which the undersigned is entitled to vote, at the Meeting of Shareholders to be held on Wednesday, April 30, 1997 at 111 South Calvert Street, Baltimore, Maryland, at 1:00 p.m. eastern time and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LEGG MASON GLOBAL TRUST, INC. The persons named will vote the Shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS. THIS PROXY WILL NOT BE VOTED UNLESS IT IS DATED AND SIGNED EXACTLY AS INSTRUCTED ON THE REVERSE.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.


--------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
  Please  sign this  Proxy  exactly  as your name  appears on the books of the
  Fund.  Joint  owners  should  each  sign  personally.   Trustees  and  other
  fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

_____________________________________    _______________________________________

_____________________________________    _______________________________________

_____________________________________    _______________________________________

[X] PLEASE MARK VOTES                                                              FOR   AGAINST  ABSTAIN
    AS IN THIS EXAMPLE                   1.) To approve a Subadvisory Agreement    [ ]     [ ]      [ ]
                                             between Western Asset Management
                                             Company and Western Asset Global
                                             Management, Ltd. and to amend the
                                             current Investment Advisory Agreement
                                             expressly to permit subadvisory
                                             arrangements.

                                                                                   FOR   AGAINST  ABSTAIN
                                         2.) To ratify the selection of Coopers &  [ ]     [ ]      [ ]
                                             Lybrand L.L.P. as the Fund's
                                             independent accountants for the fiscal
                                             year ending December 31, 1997



                                              _______________
Please be sure to sign and date this Proxy.   Date              Mark box at right if comments or address change have  [ ]
_____________________________________________________________   been noted on the reverse side of this card.

_____Shareholder sign here____________Co-owner sign here_____       RECORD DATE SHARES: